UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                                 000-32741                             84-1394211
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
(State or Other Jurisdiction              (Commission File Number)                   (IRS Employer
      of Incorporation)                                                            Identification No.)

   13-01 Pollitt Drive, Fair Lawn, NJ                                                     07410
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(Address of principal executive offices)                                                (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes In Registrant's Certifying Accountant.

     Amper, Politziner & Mattia P.C. has been engaged by the Audit Committee of the Board of Directors of Vyteris Holdings (Nevada), Inc. to serve as the independent registered public accounting firm to audit the consolidated financial statements of Vyteris Holdings (Nevada), Inc. (the "Company"), including its wholly-owned subsidiary Vyteris, Inc., for the fiscal year ended December 31, 2006. The engagement letter was signed on May 3, 2006.

     In deciding to select Amper, Politziner & Mattia P.C., the audit committee reviewed auditor independence issues and existing commercial relationships with Amper, Politziner & Mattia P.C. and concluded that Amper, Politziner & Mattia P.C. has no commercial relationship with the Company or its subsidiary that would impair its independence for the fiscal year ending December 31, 2006.

     The Company has never (including during the two fiscal years ended December 31, 2005 and December 31, 2004, and through May 3, 2006) consulted with Amper, Politziner & Mattia P.C. regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-B.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VYTERIS HOLDINGS (NEVADA), INC.



                        By: /s/ Timothy McIntyre
                            Name:  Timothy McIntyre
                            Title: President and Chief Executive Officer


Dated: May 5, 2006